As filed with the Securities and Exchange Commission on April 29, 2003


                                                   Registration No.    002-98410
                                                                       811-04328


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 26

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 1



                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                              (Name of Registrant)


                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)


                           95 Wall Street, 22nd Floor
                               New York, NY 10005
                                 (212) 858-8200
    (Complete address and telephone number of depositor's principal executive offices)


                              William H. Drinkwater
                                    President
                     First Investors Life Insurance Company
                           95 Wall Street, 22nd Floor
                               New York, NY 10005
                (Name and complete address of agent for service)


                        Copies of all communications to:
                                 Foley & Lardner
                          3000 K Street, NW, Suite 500
                           Washington, D.C. 20007-5109
                            Attn: Gary O. Cohen, Esq.

It is proposed that this filing will become effective on (check the appropriate box):

[_]    Immediately upon filling pursuant to paragraph (b)

[X]    On May 1, 2003 pursuant to paragraph (b)

[_]    60 days after filing pursuant to paragraph (a) (1)

[_]    On (date) pursuant to paragraph (a) (1) of Rule 485


If appropriate, check the following box:

[_]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

-------------------------
THE INSURED SERIES
POLICY
-------------------------


A LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICY

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

95 WALL STREET, NEW YORK, NEW YORK 10005

(800) 832-7783

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "we," "us" or "our") through First Investors Life Level Premium Variable Life Insurance ("Separate Account B"). We call the Policy our "Insured Series Policy" or "ISP."

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Fund ("Life Series Fund").


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the funds of the Life Series Fund ("Subaccounts"). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.


The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2003

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

SUMMARY OF RISKS AND REWARDS..............................................  1
   Policy Benefits........................................................  1
   Policy Risks...........................................................  2
   Risks of the Life Series Funds.........................................  3
FEE TABLE.................................................................  4
DESCRIPTION OF THE POLICY.................................................  8
   Who We Are.............................................................  8
   How the Policy Works................................................... 11
   Policy Application Process............................................. 11
   Premiums............................................................... 11
   Allocation of Net Premiums to Investment Options....................... 12
   The Death Benefit...................................................... 13
   Cash Value............................................................. 16
   Settlement Options..................................................... 19
   Optional Insurance Riders.............................................. 19
   Other Provisions....................................................... 20
   Charges and Expenses................................................... 24
FEDERAL TAX INFORMATION................................................... 27
OTHER INFORMATION......................................................... 31
   Voting Rights.......................................................... 31
   Reports................................................................ 32
ILLUSTRATION.............................................................. 33

-------------------------------------------------------------------------------
SUMMARY OF RISKS AND REWARDS
-------------------------------------------------------------------------------


This summary outlines the important benefits and risks associated with the Policy which you should consider before you make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS

Under the Policy, you pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the insured's underwriting classification, premium payment frequency, and other factors. We guarantee that you will not pay premiums beyond 12 years and that your premium payment will not increase unless you ask to pay on an installment basis.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding funds ("Funds") of the Life Series Fund.

Permanent Insurance Protection

The Policy is designed to provide you with permanent insurance protection. You pay your premiums for 12 years. After that, the Policy remains in force for the life of the insured (unless you choose to surrender your Policy, or you cause it to lapse by borrowing its cash value).

Upon the death of the insured, the Policy's death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy's guaranteed insurance amount (usually known as "face amount") based upon the investment experience of the Subaccounts you select. However, the death benefit is guaranteed never to be less than the Policy's guaranteed insurance amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits

Under current tax law,

o any growth in the Policy's cash value is not subject to federal income tax until you withdraw it from the Policy;

o the death benefit paid to the named beneficiary is generally free of federal income tax;

o reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

o   Policy loans are generally not taxable

Investment Options

You may allocate your net premiums to up to five of the ten professionally managed Subaccounts we offer as long as each allocation is at least 10% of the premium. Each underlying Fund has different investment objectives, policies and risks. Your cash value and variable insurance amount will fluctuate based on the performance of the Funds you select.

Twice each Policy year, you may change your Subaccount allocations. If you do so, both your existing cash value and your future premium payments will be allocated according to the new percentages.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if you assign your Policy to us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders

You may surrender the Policy at any time while the insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loans, accrued interest and unpaid premium. You may surrender a portion of the Policy's cash value on any Policy anniversary provided you meet our requirements. Partial surrenders may have adverse tax consequences.


Optional Insurance Riders

Subject to availability in your state, we offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider, at any time and your premium will be adjusted accordingly.


The optional riders include:

o   Accidental Death Benefit
o   12 year Level Term
o   Premium waiver


POLICY RISKS

Following is a brief discussion of the principal risks and suitability considerations associated with the Policy, which you should consider before you purchase a Policy.

Need for Insurance

Because of the insurance costs, the Policy is not suitable for you unless you need life insurance. If you are solely seeking an investment offering tax deferred growth potential, you should consider a different type of investment, such as a variable annuity.

Need for a Long Term Commitment

You will generally lose money if you fail to make all premium payments required during the 12 year period. The Policy, therefore, involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.


If you choose to pay your premiums in installments, your premiums will increase with the increased frequency of your payments but the net premium available for investment does not increase by the amount your premium increased.


Investment Risks

The Policy is different from fixed-benefit life insurance because you bear investment risks. The death benefit and cash value fluctuate as a result of the investment experience of the Subaccounts you select. If the performance is unfavorable, your cash value will decrease. Since Policy fees and charges are deducted from the Policy's cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts.

Tax Risks

Please consult with your tax adviser before making any changes in your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations

You are limited to two reallocations each Policy year of the Policy's cash value among up to five Subaccounts and each of those accounts may have no less than a 10% allocation. We will not automatically rebalance your Policy's cash value to your designated percentage allocations. Unless you request a reallocation to maintain your allocations, you may end up with a riskier allocation than you intended. Once you have reallocated twice in a Policy year and there are rapid changes in market conditions, you will be unable to make further reallocations to reduce your investment risk.

Policy Loans

If you decide to take Policy loans, you should be aware that they will reduce the death benefit and cash value of your Policy whether or not you repay because they undermine the growth potential of your Policy. A Policy loan is generally not taxable income. However, a Policy loan is taxable (to the extent it exceeds your premium paid) if it is outstanding at the time you surrender your Policy or you convert your Policy into a modified endowment contract by making a material change to the Policy during the first seven years after it is issued. A Policy loan may also be taxable if it causes a termination of the Policy. This could occur if market conditions caused the cash value on the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes

You should only purchase the Policy if you have the financial ability to keep it in force for the twelve years in which your premiums are payable. You should not purchase the Policy if you foresee surrendering all or part of the Policy's cash value. We generally do not recommend that you take a partial surrender of your Policy or make other material changes to the Policy within the first seven years. If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, you may convert the Policy into a modified endowment contract. This can have adverse tax consequences to you.

Risk of Lapse

Your Policy may lapse if you fail to pay your premiums or your loans exceed the cash value. However, if you do not elect one of the continued insurance options, we will automatically purchase continued insurance with the Policy's cash value. This may delay but not avoid the lapse of your Policy.

RISKS OF THE
LIFE SERIES FUNDS

You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the funds are described in the attached Life Series Fund prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. These charges may not be representative of what you will pay because premium amounts vary based on the insured's age, sex, underwriting class (standard or special class) and guaranteed insurance amount. Your Policy will be accompanied by an illustration based on your annual premium and guaranteed insurance amount as determined by your age, sex, underwriting classification, payment frequency and optional riders you selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return. The first table describes the transaction fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy and for the 12 years you pay premiums. The minimum charge indicated is based on the lowest rate for our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our special underwriting class (unless otherwise specified) up to our maximum issue age for this class.

---------------------------------------------------------------------------------------
Transaction Fees
                          When Charge is
Charge                    Deducted (1)            Amount Deducted
------------------------- ----------------------- -------------------------------------
Maximum Sales Charge      Upon premium payment    Year 1           30% of premium
Imposed on Premiums
(Load)                                            Years 2 to 4     10% of premium

                                                  Years 5 to 12     6% of premium
------------------------- ----------------------- -------------------------------------
Premium Tax Charge        Upon premium payment    2% of premiums
------------------------- ----------------------- -------------------------------------
Maximum Deferred Sales    Not Charged             NONE
Charge (Load)
------------------------- ----------------------- -------------------------------------
Other Surrender Fees      Not Charged             NONE
------------------------- ----------------------- -------------------------------------
Transfer Fees             Not Charged             NONE
------------------------- ----------------------- -------------------------------------
First Year Charge         Upon payment of first   $5 per $1,000 of the guaranteed
                          year premium            insurance amount (GIA)
------------------------- ----------------------- -------------------------------------
Annual Administrative     Upon premium payment    $30 standard class
Charge                                            $45 special class
------------------------- ----------------------- -------------------------------------
Risk Charge               Upon premium payment    1.5% of premiums
------------------------- ----------------------- -------------------------------------
Installment Payment       Upon premium payment    Annual 0% increase in premium
Premium(2)                                        Semi-annual 2% increase in premium
                                                  Quarterly 4% increase in premium
                                                  Monthly 5.96% increase in premium
------------------------- ----------------------- -------------------------------------
Optional Rider Premiums(3)                        Per $1,000 face amount of rider:

o  Accidental Death(4)    Upon premium payment    Minimum: $1.75
                                                  Maximum: $2.63
                                                  Standard case (5): $1.75

o  12 Year Level Term     Upon premium payment    Minimum: $0.68
   without Premium                                Maximum: $16.39
   Waiver                                         Standard case (5): $1.02

o  12 Year Level Term(6)  Upon premium payment    Minimum: $0.83
   with Premium Waiver                            Maximum: $12.70
                                                  Standard case (5): $1.12

o  Premium Waiver         Upon premium payment    Minimum: $0.04
                                                  Maximum: $6.00
                                                  Standard case (5): $0.09
------------------------- ----------------------- -------------------------------------

(1) THE TABLE ASSUMES THAT PREMIUMS ARE PAID AT ISSUE AND THEN ON EACH POLICY ANNIVERSARY. IF YOU PAY YOUR PREMIUM ON AN INSTALLMENT BASIS OVER THE COURSE OF A POLICY YEAR, THE CHARGES WHICH ARE PREMIUM BASED WILL BE PRORATED OVER THOSE PAYMENTS.
(2) THIS CHARGE IS ADDED TO THE BASE PREMIUM THEN DEDUCTED. A PORTION OF THIS CHARGE IS CREDITED UNDER YOUR POLICY TO YOUR SELECTED SUBACCOUNTS SO THAT WE CAN MATCH OUR ASSUMPTIONS ABOUT YOUR PREMIUMS TO PROVIDE THE GUARANTEED INSURANCE AMOUNT OF YOUR DEATH BENEFIT.
(3) THE AMOUNT OF THE ADDED PREMIUM IS DETERMINED BY THE APPLICABLE INSURANCE RATES BASED UPON YOUR AGE, SEX AND UNDERWRITING CLASSIFICATION. THE PREMIUMS DISCLOSED ABOVE MAY NOT BE REPRESENTATIVE OF THE PREMIUM YOU WILL ACTUALLY PAY. YOU MAY OBTAIN MORE INFORMATION ABOUT THE PREMIUMS YOU WILL INCUR BY CONTACTING YOUR REGISTERED REPRESENTATIVE.
(4) THE BENEFIT MAY NOT EXCEED $200,000 LESS ALL OF THE INSURED'S ACCIDENTAL DEATH BENEFIT COVERAGE IN ALL COMPANIES.
(5) OUR REPRESENTATIVE POLICYOWNER WHICH HAS BEEN IDENTIFIED AS OUR MOST FREQUENT POLICY PURCHASER IS A MALE, AGE 25 AT THE TIME THE POLICY IS ISSUED, AND IS IN OUR STANDARD UNDERWRITING CLASS.
(6) THE 12 YEAR LEVEL TERM RIDER IS NOT AVAILABLE TO THOSE IN A SPECIAL UNDERWRITING CLASS.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Funds. We deduct these charges from your cash value.

-------------------------------------------------------------------------------------
              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES (1)

          CHARGE             WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
                                       (2)
--------------------------- -------------------------- ------------------------------
COST OF INSURANCE (3)       Policy Anniversary         Minimum: $0.68 per $1,000 on
                                                       the net amount at risk (NAR)
                                                       Maximum: $14.38 per $1,000
                                                       on the NAR.

                                                       Standard case (4) with
                                                       $51,908 GIA: $1.75 per
                                                       $1,000 NAR
--------------------------- -------------------------- ------------------------------
Mortality and Expense       Daily                      Effective annual rate of
Risks Charge                                           0.50% of your Subaccount
                                                       asset value
--------------------------- -------------------------- ------------------------------
Policy Loan Interest        Policy Anniversary         6% of the outstanding loan(5)
--------------------------- -------------------------- ------------------------------
Income tax charge (6)       Not charged                None deducted
--------------------------- -------------------------- ------------------------------

(1) DOES NOT INCLUDE OPERATING FEES AND EXPENSES OF THE FUNDS.

(2) IF YOU PAY YOUR PREMIUM ON AN INSTALLMENT BASIS OVER THE COURSE OF A POLICY YEAR, THE CHARGES WHICH ARE PREMIUM BASED WILL BE PRORATED OVER THOSE PAYMENTS.

(3) THE AMOUNT OF THIS CHARGE IS DETERMINED BY THE INSURANCE RATES APPLICABLE TO YOUR POLICY BASED UPON YOUR AGE, SEX, AND MORTALITY RATES, AS WELL AS THE NET AMOUNT OF THE INSURANCE THAT IS AT RISK (NAR). THE CHARGE INDICATED IS THE MAXIMUM RATE WE CAN DEDUCT FOR THE FIRST YEAR COST OF INSURANCE CHARGE. THERE IS NO DIFFERENCE IN THE COST OF INSURANCE BETWEEN THE STANDARD AND SPECIAL CLASS. AS A RESULT, THE CHARGES DISCLOSED ABOVE MAY NOT BE REPRESENTATIVE OF THE CHARGE YOU WILL ACTUALLY PAY. YOU MAY OBTAIN MORE INFORMATION ABOUT THE CHARGES YOU WILL INCUR BY CONTACTING YOUR REGISTERED REPRESENTATIVE.

(4) OUR REPRESENTATIVE POLICYOWNER WHICH HAS BEEN IDENTIFIED AS OUR MOST FREQUENT POLICY PURCHASER IS A MALE, AGE 25 AT THE TIME THE POLICY IS ISSUED, AND IS IN OUR STANDARD UNDERWRITING CLASS.

(5) BECAUSE WE TRANSFER FROM THE SEPARATE ACCOUNT TO OUR GENERAL ACCOUNT AN AMOUNT EQUAL TO THE AMOUNT OF THE LOAN, WHILE THE LOAN IS UNPAID, WE CREDIT YOU INTO YOUR CHOOSEN SUBACCOUNT(S)INTEREST AT THE ANNUAL RATE OF 4% FOR THE AMOUNT MAINTAINED IN THE GENERAL ACCOUNT. AS A RESULT, THE NET INTEREST RATE AS A COST TO YOU IS 2%.

(6) WE RESERVE THE RIGHT TO IMPOSE THIS CHARGE IF WE INCUR TAXES ATTRIBUTABLE TO SEPARATE ACCOUNT B.

The next table describes the fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, before and after any contractual fee waiver or expense reimbursements as of December 31, 2002. These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the attached prospectus for the Funds.


-------------------------------------------------------------------------------
Total Annual Operating Fund Expenses
(expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
                                                     Minimum           Maximum

Gross Annual Fund Operating Expenses                  0.81%             1.09%
(Before contractual fee waivers/reimbursements)
-------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (1)                0.70%             1.09%
(After contractual fee waivers/reimbursements)
-------------------------------------------------------------------------------

(1) MANAGEMENT FEE WAIVERS AND EXPENSE ASSUMPTIONS IN EFFECT DURING FISCAL YEAR ENDING DECEMBER 31, 2002, WILL CONTINUE THROUGH THE END OF FISCAL YEAR DECEMBER 31, 2003 BY CONTRACTUAL AGREEMENT WITH THE INVESTMENT ADVISER TO THE FUNDS.

--------------------------------------------------------------------------------
DESCRIPTION OF THE POLICY
--------------------------------------------------------------------------------

WHO WE ARE

First Investors Life


First Investors Life Insurance Company, with its home office located at 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance policies. We will notify you and provide you with an address if we designate another office for receipt of information and documents.

First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Life, First Investors Corporation ("FIC"), the distributor of the Policies, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Fund, and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head and members of his family control FICC and, therefore, First Investors Life and the other companies which are owned by FICC.



Separate Account B


We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from other assets in our general account (the "General Account"). The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets we derive from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against the Policies issued from Separate Account B without regard to our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B.

Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, we own the shares of the underlying Funds, not you.


Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies.

Life Series Fund


The Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. The Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of FIMCO or directly to us.


Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Fund, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds. See the Life Series Fund prospectus for more information about the investment adviser and subadviser.

The following table includes each Fund's investment objective. There is no assurance that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as it's corresponding underlying Fund. You bear the entire investment risks of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Fund prospectus.


--------------------------------------------------------------------------------
Fund                              Investment Objective

--------------------------------------------------------------------------------
Blue Chip Fund High total investment return consistent with the preservation of capital.

--------------------------------------------------------------------------------
Cash Management Fund High rate of current income consistent with the preservation of capital and maintenance of liquidity.

--------------------------------------------------------------------------------
Discovery Fund                    Long-term capital appreciation.

--------------------------------------------------------------------------------
Focused Equity Fund1              Capital appreciation.

--------------------------------------------------------------------------------
Government                        Fund Significant level of current income which
                                  is consistent with security and liquidity of principal.

--------------------------------------------------------------------------------
Growth Fund                       Long-term capital appreciation.

--------------------------------------------------------------------------------
High Yield Fund High current income and secondarily seeks capital appreciation.

--------------------------------------------------------------------------------
International                     Securities Fund Long-term capital growth and
                                  secondarily a reasonable level of current income.

--------------------------------------------------------------------------------
Investment                        Grade Fund To generate a maximum level of
                                  income consistent with investment in
                                  investment grade debt securities.

--------------------------------------------------------------------------------
Value Fund                        Total return.
(formerly Utilities Income Fund)

--------------------------------------------------------------------------------

(1) THE FOCUSED EQUITY SUBACCOUNT IS NOT AVAILABLE IN CALIFORNIA.

HOW THE POLICY WORKS

The Policy is described as "variable" because the amount of your death benefit, cash value and loan value (the amount you can borrow) may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans and partial surrenders), if you pay all your premiums. We offer ten Subaccounts, from which you may select up to five.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before accepting an application, we conduct underwriting to determine the designated insured's insurability. If your application is accepted, we will credit your Policy with the initial premium on the date that the Policy is issued. Until such time, your initial premium is held in the General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any application or premium for any reason. The insured will be covered under the Policy as of the Policy's issue date.


PREMIUMS

The Policy premiums are "level" because you pay the same amount each year for 12 years (unless you ask to pay premiums in installments). We cannot increase the amount of your premiums or extend the premium payment period. After you have made the scheduled payments for 12 years, the Policy will stay in force for the life of the insured unless you decide to surrender it.

The Amount of Your Premiums

The premium you pay is determined by the amount of guaranteed insurance, your underwriting classification, the frequency of your payments and any riders you have selected. We can not increase this premium amount. However, there is an additional premium charge if you ask us to accept your premiums on an installment basis. We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that you may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our home office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

If your annual premium exceeds $600, you may choose to pay your premiums on an annual, semi-annual, quarterly or monthly basis. If you do not pay your premiums on an annual basis, you will be subject to an additional premium charge to pay in installments. As a result, your premium amounts will be higher but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If you select to pay premiums monthly, you will pre-authorize us to electronically deduct premiums from your bank account ("Lifeline").

To change the frequency of your premium payment, you must notify us prior to your next premium due date which coincides with the new frequency premium due date. We will then recompute your premium amount and bill you accordingly.


Automatic Premium Loans
to Pay Premiums

You may elect in a written request to our home office to have the premium paid by an automatic loan against the Policy.

Under the automatic premium loan provision, any premium not paid before the end of the grace period is paid by an automatic loan against the Policy.

However, you may do so only if your premium is not in default and the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our home office.


ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When you purchase a Policy, you select the percentage allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five Subaccounts of Separate Account B. However, you must allocate at least 10% of the net premium to each Subaccount you select. Subsequent premiums will be allocated according to this allocation unless you request a reallocation of the assets attributable to your Policy. The net premium is credited to your Policy on the Policy's issue date and on each premium due date thereafter, whether or not you have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

While your premium will never increase, the net amount which is invested in the Subaccounts you select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, the following charts illustrate the amount we would allocate to the Subaccount(s) for a 25 year old male

(standard class) with a guranteed insurance amount of $51,908 and a gross annual premium of $1,200 over 12 years:

          [Data below represents a pie chart in the printed document.]

                                   YEAR 1

                    Net Premium Allocated       $  508.46
                    Charges Deducted            $  691.54

                                  YEAR 2-4

                    Net Premium Allocated       $1,008.00
                    Charges Deducted            $  192.00

                             YEAR 5 AND BEYOND

                    Net Premium Allocated       $1,056.00
                    Charges Deducted            $  144.00


Reallocating Your Cash Value among Subaccounts


Twice each Policy year, you may reallocate the percentage allocations among the Subaccounts. You may make these reallocations only if: [X] you allocate the cash value to no more than five of the Subaccounts, and [X] the allocation to any one Subaccount is not less than 10% of the cash value.


THE DEATH BENEFIT

The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect
(1) any Policy loan and loan interest, (2) any unpaid premium that applies to a period before the insured's death and (3) partial surrenders.

Generally, we pay the death benefit within seven days after we receive all claim requirements in a form satisfactory to us at our home office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit. The interest rate is guaranteed to be at least 2 1/2% but may be increased.

If the death benefit exceeds $1,000, the Policyowner may apply the proceeds to a settlement option and reserve the right to change the option prior to the insured's death. Thereafter, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at our home office in a form acceptable to us. The settlement options are described later.

The Guaranteed Insurance Amount

We guarantee that the death benefit on your Policy will never be less than the Policy's face amount, which is the guaranteed insurance amount (adjusted for loans and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the variable insurance amount on the Policy anniversary. This is the death benefit payable if the insured dies during the following Policy year.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the actual rate of investment return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed investment return of 4%, which we call the "base rate of return."

Your variable insurance amount does not change if the actual investment return on all of your Subaccounts is exactly equal to the base rate of return. Your variable insurance amount increases if the actual investment return is greater than the base rate of return. The variable insurance amount decreases if the actual investment return is less than the base rate of return. The difference between these rates of return, if any, is called the differential rate of return. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any Policy year is determined by dividing the differential investment return (the differential rate of return times the investment base) for a Policy year by the applicable net single premium rate that is specified in your Policy. Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use a male age 25, and assume a 12% hypothetical gross annual investment return (corresponding to an actual investment return of approximately 10.3823% after deducting all fees and charges). The calculations are for Policy years 6 and 12:

--------------------------------------------------------------------------------
                                                       Calculation of Change in
                                                      Variable Insurance Amount
                                                       at End of Policy Year

                                                             6         12
--------------------------------------------------------------------------------
(1) Variable Insurance Amount (End of Prior Year)
    (to the nearest dollar)                               $55,994    $73,526
--------------------------------------------------------------------------------
(2) Cash Value at End of Prior Year                     $5,535.18 $18,327.44
--------------------------------------------------------------------------------
(3) Net Premium                                          1,056.00   1,056.00
--------------------------------------------------------------------------------
(4) Investment Base at Beginning of Current
    Policy Year: (2)+(3)                                 6,591.18  19,383.44
--------------------------------------------------------------------------------
(5) Differential Rate of Return (.103823 - .04)           .063823    .063823
--------------------------------------------------------------------------------
(6) Differential Investment Return: (4) x(5)              $420.67  $1,237.11
--------------------------------------------------------------------------------
(7) Net Single Premium at End of Current Year             0.22416    0.27338
--------------------------------------------------------------------------------
(8) Change in Variable Insurance Amount
    (to nearest dollar): (6)/(7)                        $1,876.65  $4,525.24
--------------------------------------------------------------------------------
(9) Variable Insurance Amount (End of Current Year)
    (to the nearest dollar)                               $57,870    $78,051
--------------------------------------------------------------------------------


If the hypothetical gross annual investment return in the year illustrated had been 0% (corresponding to an actual investment return of approximately - 1.445% after deducting all fees and charges), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,601, and the death benefit for the end of Policy year 6 would have been $54,393.

CASH VALUE

Determining Your Cash Value

The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. There is no minimum guaranteed cash value. The cash value on any day within the Policy year equals the cash value as of the end of the prior Policy year, plus the net premiums that you have paid since the Policy's last anniversary, adjusted to reflect the actual investment return of the Subaccounts you have selected, less the cost of insurance protection.


Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use a male issue age 25, and we assume a 12% hypothetical gross annual investment return (corresponding to an actual investment return of approximately 10.3823% after deducting all fees and charges). The "investment base" is the value of your investments in all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:


-------------------------------------------------------------------------------
(1) Cash Value at End of Policy Year 5                                 $5,535
-------------------------------------------------------------------------------
(2) Net Premium Paid by You                                             1,056
-------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)      6,591
-------------------------------------------------------------------------------
(4) Actual Rate of Return                                             .103823
-------------------------------------------------------------------------------
(5) Investment Return: (3)x(4)                                            684
-------------------------------------------------------------------------------
(6) Benefit Base at End of Policy Year 6: (3)+(5)                       7,275
-------------------------------------------------------------------------------
(7) Cost of Insurance Protection During Policy Year 6                    (88)
-------------------------------------------------------------------------------
(8) Cash Value at End of Policy Year 6: (6)-(7)                         7,187
-------------------------------------------------------------------------------

The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline. You bear all the investment risk.

Deduction of Cost of Insurance Protection from Cash Value

Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table which we use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed Insurance amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

Policy Surrenders. You may surrender the Policy for its cash value at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our home office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

On any Policy anniversary, you may also make a partial surrender of the Policy. We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the premium due on that Policy anniversary. In addition, your premiums after the partial surrender must still meet the Policy's minimum annual premium requirement.

We must receive all requirements for a partial surrender at our home office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The guaranteed insurance amount, death benefit, premium, and cash value for the Policy will be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

o   a recent payment that you made by check has not yet cleared the bank,

o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

o for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond 30 days from the effective date of the surrender. The interest rate paid will be at least 3%.

While we do not assess a charge for full or partial surrenders,you should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.


Policy Loans. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if we approve the loan, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or you use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the insured is living and the Policy is in force.


When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the guaranteed insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.


A Policy loan will have a negative impact on the death benefit and the cash value during periods when the actual investment returns of the Subaccounts you have selected exceed the assumed investment return of 4%. Conversely, a Policy loan will diminish the adverse effect of poor performance on the death benefit and cash value during a period when the actual investment return of your Subaccounts is less than 4%. This is because the amount of your loan held in the General Account will be credited with a 4% return rather than the actual investment return of your Subaccounts. The longer the loan is outstanding, the greater the impact is likely to be.


If you do not pay the loan and interest when it is due on each Policy anniversary, we will increase your loan by the amount of any unpaid interest, and we will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make the required repayment within that 31 day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS

You or your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50.00. The amount of the payment under life income options will depend on the age and sex of the person who's life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS


Currently, the following optional insurance provisions may be included in a Policy at issue but not thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.


Accidental Death Benefit

You may elect to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider

You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

Waiver of Premium

You can choose to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the insured which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.


OTHER PROVISIONS

Age and Sex

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our home office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our home office in a form acceptable to us.

Right to Examine

You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our home office.

Default and Options on Default

A premium is in default if you do not pay it on or before its due date. There is a grace period after the due date during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, the default will be cured by borrowing against the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended term insurance or reduced paid-up whole life insurance, for the continued insurance. If you are rated as standard class, you automatically have the extended term insurance if you make no choice. If we rated the Policy for extra mortality risks, you automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

-------------------------------------------------------------------------------
                                                   0%                  12%
-------------------------------------------------------------------------------
Cash Value of the Policy                        $  3,992            $   5,535
-------------------------------------------------------------------------------
Reduced Paid-up whole life Insurance              18,406               25,521
-------------------------------------------------------------------------------
                                                for life             for life
-------------------------------------------------------------------------------
Extended Term Insurance                           51,908               55,994
                                            for 25 years         for 29 years
-------------------------------------------------------------------------------

Exchange Privilege

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy that we issue on the insured's life. The exchange privilege is available:

o within the first 24 months after the Policy's issue date, if you have duly paid all premiums, or

o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash value on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our home office.

Grace Period

With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability

Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy as a result may differ, from those described in this Prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with your agent regarding availability in your state. The Policy is offered continuously. Although we do not anticipate discontinuing the offer of the Policy, we reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists. Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in cash value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.


Suicide

If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the close ("close of business") of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in Life Series Fund's prospectus.

Processing Transactions


Generally, your transaction requests (such as loan repayments reallocation requests) will be processed as of the Business Day we receive it, if we receive it before the close of business in a manner meeting our requirements. Otherwise, if it is good order, it will be processed on our next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

CHARGES AND EXPENSES

We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.


Transaction Fees

We deduct from your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that you have selected.

Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

-------------------- ------------------
                          Maximum
Years                   Percentages
-------------------- ------------------
1                            30%
-------------------- ------------------
2-4                          10%
-------------------- ------------------
5 and later                   6%
-------------------- ------------------


Premium Tax Charge. This charge is 2% of the premium to cover the costs we expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed insurance amount for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If you pay your annual premium in multiple payments, this charge will be deducted from your payments on a prorata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If you do not meet our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium. When you pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for our loss of interest and additional billing and collection expenses. A portion of this premium is credited under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

-------------------- ------------------
Payment                  Increase
Frequency               in Premium
-------------------- ------------------
Annual                       0%
-------------------- ------------------
Semi-annual                  2%
-------------------- ------------------
Quarterly                    4%
-------------------- ------------------
Pre-authorized               5.96%
monthly
-------------------- ------------------


Optional Insurance Rider Premiums. If you choose any optional insurance riders, we will increase your premiums by the amount associated with the rider's costs to you. Premium charges applicable to your Policy for optional riders will be indicated in your Policy.

Our current minimum and maximum premium rates, as well as the rate for our representative Policyowner, for each of the optional insurance riders are:

---------------- ----------------------
Optional         Premium per $1,000
Rider            face amount of Rider
---------------- ----------------------
o  Accidental    Minimum: $1.75
   Death         Maximum: $2.63
                 Standard case: $1.75
---------------- ----------------------
o  12 Year Level Minimum: $0.68
   Term without  Maximum: $16.39
   Premium       Standard case: $1.02
   Waiver
---------------- ----------------------
o  12 Year Level Minimum: $0.83
   Term with     Maximum: $12.70
   Premium       Standard case: $1.12
   Waiver
---------------- ----------------------
o  Premium       Minimum: $0.04
   Waiver        Maximum: $6.00
                 Standard case: $0.09
---------------- ----------------------

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium you will actually pay.

Periodic Charges Deducted from the Subaccount Value

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect your mortality rating. In short, your premium will be higher if you are rated as having a higer than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for our representative Policyowner, based on the net amount at risk are:

o   minimum: $0.68 per $1,000;
o   maximum: $14.38 per $1,000;
o   standard case with $51,908 guaranteed insurance amount: $1.75 per $1,000.


Mortality and Expense Risks Charge

We deduct from the Subaccount assets attributable to your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

Policy Loan Interest

If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If you do not pay the interest when it is due, it will be added to the loan amount and we will transfer an equivalent amount from the Subaccounts to the General Account.


Income Tax Charge

We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount, assets attributable to your Policy you bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2002, 0.81% and 1.09% respectively. Annual Fund expenses for all Funds are more fully described in the attached Life Series Fund Prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------


This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature.
We do not intend it as tax advice, for which you should consult a qualified tax adviser.
-------------------------------------------------------------------------------

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

o the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

o the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

o transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by the prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced-paid up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it be treated as a MEC.

Policies that are not MECs

If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs

A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1/2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently there is a credit that shelters up to $1,000,000 of your assets from estate and gift tax. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") gradually increases the credit for estate tax purposes to $3,500,000 by 2009. That Act also repeals the estate tax in 2010, but reinstates it in 2011. Thus, it is difficult to predict the impact of estate taxes in the long-term. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if (i) the insured and the Policyowner are the same or (ii) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The EGTRRA increases the exemption for the generation skipping tax and repeals the GSTT in 2010, it reinstates the GSTT in 2011 unless Congress acts to continue the repeal. It is therefore difficult to predict the future impact of the GSTT.

Other Tax Issues

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

We are required to ensure that our Subaccounts meet the investment diversification requirements of the Code. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount(s) in which you were invested. This is a risk that is common to all variable life insurance policies.

The Life Series Fund sells its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Life Series Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

The Treasury Department has stated that it may issue guidelines that would limit a Policyowner's control of investments underlying a variable life insurance policy. These guidelines may limit the number of underlying investment funds and frequency of transfers among those funds. The guidelines could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with guidelines, the Policyowner would be taxed on the Policy's current income. We reserve the right to change the Policy to comply with any such guidelines.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


VOTING RIGHTS

Because the Life Series Fund is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily.

If the Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund such shareholders meeting as follows:

o shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

REPORTS

At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writings us.

Financial Statements

The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

--------------------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS,
CASH VALUES AND ACCUMULATED PREMIUMS
--------------------------------------------------------------------------------

The table on the following page illustrates the way the Policy operates. It shows how the death benefit and the cash value may vary over an extended period of years. The table is based on assumed annual premiums of $1,200 for a 25 year old male in our standard risk underwriting class with no optional riders. The table assumes that the premium is paid in one lump sum promptly at the beginning of each Policy year. The table assumes that each Subaccount will experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6% and 12%.

The death benefit and cash value for your Policy would be different from those shown:

o if you paid your premiums on an installment basis (e.g., semi-annual, quarterly or monthly),

o if the gross annual rates of investment return you experience differs from the hypothetical returns shown, or

o if the average gross annual rates of return on your Policy were the same as those shown on average, but they fluctuated above or below these averages for individual Policy years.

The cash values and death benefits shown in the illustration assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to actual investment return of approximately: -1.445%, 4.4687%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

o an investment advisory fee of 0.75% of each Fund's average daily net assets, and

o   other expenses of 0.20% of each Fund's average daily net assets.


The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 2002, International Securities Fund had other expenses of 0.34%.


The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after tax basis, the results shown.

We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

We will furnish, upon request, a comparable illustration using the proposed insured's age and the guaranteed insurance amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed insured is a standard risk. In addition, we will include a comparable illustration, reflecting the insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

-------------------------------------------------------------------------------
Male Issue Age 25

$1,200 Annual Premium for Standard Risk
$51,908 Face Amount (Guaranteed Insurance Amount) - No Optional Riders

                Total
                Premiums   Death Benefit Assuming      Cash Values Gross
End of          Paid Plus  Hypothetical Gross Annual   Assuming Hypothetical
Policy Premium  Interest   Rates of Return of          Annual Rates of Return of
Year   Due      at   5%        0%      6%      12%        0%       6%       12%

    1   $1,200   $ 1,260    $51,908 $51,921  $52,078   $  409  $   439  $    469

    2    1,200     2,583     51,908  51,955   52,558    1,308    1,423     1,542

    3    1,200     3,972     51,908  52,011   53,359    2,197    2,454     2,727

    4    1,200     5,431     51,908  52,088   54,495    3,076    3,532     4,037

    5    1,200     6,962     51,908  52,188   55,994    3,992    4,710     5,535

    6    1,200     8,570     51,908  52,308   57,870    4,897    5,941     7,187

    7    1,200    10,259     51,908  52,450   60,141    5,791    7,226     9,008

    8    1,200    12,032     51,908  52,612   62,823    6,673    8,568    11,014

    9    1,200    13,893     51,908  52,794   65,934    7,544    9,969    13,222

   10    1,200    15,848     51,908  52,996   69,495    8,404   11,430    15,653

   15        0    23,217     51,908  54,188   93,429    9,524   16,333    28,161

   20        0    29,631     51,908  55,430  126,119    8,504   19,562    44,508

   25        0    37,818     51,908  56,702  170,313    7,539   23,273    69,903

   30        0    48,266     51,908  58,005  230,101    6,628   27,467   108,958

Attained Age

   65        0    78,620     51,908  60,711  420,822    4,947   37,025   256,641

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges for a Policy without optional riders and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a Policyowner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We filed a Statement of Additional Information ("SAI"), dated May 1, 2003, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. You can get a free SAI by contacting us at the address or telephone number shown above or by visiting our website www.firstinvestorslife.com. You can review and copy our documents (including reports and SAIs) at the Public Reference room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only version of documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.



SEC file number: 002-98410/811-04328

                FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE
                         INSURANCE (SEPARATE ACCOUNT B)

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003

         This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2003 which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestorslife.com.

Terms used in this SAI have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                          PAGE


         General Description.............................................    2
         Services........................................................    2
         Other Information...............................................    3
         Valuation Information...........................................    4
         Performance Information.........................................    4
         Relevance of Financial Statements...............................    7
         Appendix........................................................    8
         Financial Statements
                Separate Account B.......................................    9
                First Investors Life Insurance Company...................  F-1

                               GENERAL DESCRIPTION

         FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Fund ("Life Series Fund"). Mr. Glenn O. Head and members of his family, control FICC and, therefore, the Adviser and First Investors Life.

         SEPARATE ACCOUNT B. First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B") was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

         The assets of Separate Account B are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of Life Series Fund. The thirteen Funds of Life Series Fund are: Blue Chip Fund, Cash Management Fund, Discovery Fund, Focused Equity Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund, and Value Fund.

         Only ten of the Funds are available through Separate Account B's Subaccounts. The three that are not available are: Target Maturity 2007 Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund.

                                    SERVICES

         CUSTODIAN. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B. We maintain the records and accounts of Separate Account B.

         INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account B. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account B, which is set by the Audit Committee of the Board of Directors of First Investors Life. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

         UNDERWRITER. First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 2000, 2001 and 2002, FIC received fees of $5,977,123, $6,017,242, and $5,954,683 respectively, in connection with the distribution of the Policy in a continuous offering. First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

         DISTRIBUTION OF POLICY. We sell the Policy solely through individuals who, in addition to being licensed with us as insurance agents, are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005.

         We pay our agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12. We also may pay our agents additional amounts through compensation overrides, expense allowances, bonuses and training allowances. Agents may also qualify for non-cash compensation and awards based on productivity and persistency factors. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Separate Account

         We offer the Policy for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

                                OTHER INFORMATION

         REPORTS. At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

         STATE REGULATION. We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

         Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

         TIME OF PAYMENTS. All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted;
(2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

                              VALUATION INFORMATION

         VALUE OF A UNIT. For each Subaccount of Separate Account B, the value of a Unit was arbitrarily initially set at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

         NET INVESTMENT FACTOR. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting
(c) from the result, where:

(a) is the net result of:

         (1)      the  net  asset  value  per  share  of  the  applicable   Fund
                  determined at the end of the current Valuation Period, plus

         (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.50% of the daily net asset value of the applicable Subaccount. This percentage represents the mortality and expense risk assumed.

         The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

                             PERFORMANCE INFORMATION

         Separate Account B may advertise the performance of the Subaccounts in various ways.

         The yield for a Subaccount (other than the Cash Management Subaccount) is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by the Subaccount during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Units of the Subaccount outstanding during the base period and (B) the maximum offering price per Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Subaccount's yield. For this calculation, interest earned on debt obligations held by the underlying Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

         For a Subaccount, other than the Cash Management Subaccount, the Subaccount's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)1/n]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV = TOTAL RETURN

         In providing such performance data, each Subaccount, other than the Cash Management Subaccount. Each Subaccount, other than the Cash Management Subaccount, will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Unit, and that the investment is redeemed at the end of the period.

         Average annual total return and total return computed at the offering price for the periods ended December 31, 2002 for each Subaccount, other than the Cash Management Subaccount, are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN (1)


                                                                                             TEN YEARS
                                                                                              OR SINCE
                                                      ONE YEAR             FIVE YEARS   INCEPTION DATE
                                              -----------------------------------------------------------
BLUE CHIP SUBACCOUNT                                        -26.17%             -3.92%              5.83%
DISCOVERY SUBACCOUNT                                        -27.47%             -5.90%              3.49%
FOCUS EQUITY SUBACCOUNT                                     -28.45%                N/A            -14.30%
GOVERNMENT SUBACCOUNT                                         7.26%              6.60%              5.93%
GROWTH SUBACCOUNT                                           -22.63%              1.14%              7.90%
HIGH YIELD SUBACCOUNT                                         1.74%             -0.49%              5.31%
INTERNATIONAL SECURITIES SUBACCOUNT                         -18.83%             -1.43%              5.02%
INVESTMENT GRADE SUBACCOUNT                                   7.32%              5.74%              6.41%
VALUE SUBACCOUNT                                            -21.99%             -4.34%              2.84%
(FORMERLY UTILITIES INCOME SUBACCOUNT)

TOTAL RETURN (1)

                                                                                             TEN YEARS
                                                                                              OR SINCE
                                                      ONE YEAR             FIVE YEARS   INCEPTION DATE
                                              -----------------------------------------------------------
BLUE CHIP SUBACCOUNT                                        -26.17%            -18.13%             76.16%
DISCOVERY SUBACCOUNT                                        -27.47%            -26.21%             40.93%
FOCUS EQUITY SUBACCOUNT                                     -28.45%                N/A            -38.48%
GOVERNMENT SUBACCOUNT                                         7.26%             37.64%             77.89%
GROWTH SUBACCOUNT                                           -22.63%              5.85%            113.94%
HIGH YIELD SUBACCOUNT                                         1.74%             -2.41%             67.77%
INTERNATIONAL SECURITIES SUBACCOUNT                         -18.83%             -6.97%             63.27%
INVESTMENT GRADE SUBACCOUNT                                   7.32%             32.19%             86.17%
VALUE SUBACCOUNT                                            -21.99%            -19.91%             29.14%
(FORMERLY UTILITIES INCOME SUBACCOUNT)



(1) SOME OF THE EXPENSES FOR THE UNDERLYING FUNDS WERE WAIVED OR REIMBURSED. ACCORDINGLY, RETURN FIGURES FOR THE SUBACCOUNTS ARE HIGHER THAN THEY WOULD HAVE BEEN HAD SUCH EXPENSES NOT BEEN WAIVED OR REIMBURSED. THE INCEPTION DATES FOR THE SUBACCOUNTS ARE AS FOLLOWS: BLUE CHIP SUBACCOUNT, AND INTERNATIONAL SECURITIES SUBACCOUNT - FEBRUARY 23, 1990; CASH MANAGEMENT SUBACCOUNT, DISCOVERY SUBACCOUNT, GROWTH SUBACCOUNT AND HIGH YIELD SUBACCOUNT - JANUARY 1, 1988; GOVERNMENT SUBACCOUNT AND INVESTMENT GRADE SUBACCOUNT - JANUARY 7, 1992; VALUE SUBACCOUNT - NOVEMBER 15, 1993; AND FOCUSED EQUITY SUBACCOUNT - NOVEMBER 8, 1999 (NOT AVAILABLE IN CALIFORNIA). ONLY THOSE SUBACCOUNTS WITH LESS THAN TEN YEARS OF PERFORMANCE INFORMATION ARE INCLUDED IN THIS COLUMN.


         We may provide information concerning the historical investment experience of a Fund or Subaccount, including average annual rates of return for periods of one, three, five and ten years, as well as average annual rates of return and total rates of return since inception of the Fund or Subaccount. These total returns are for the Fund or Subaccount only and do not reflect the effects of deductions from Policy premiums, monthly deductions, transaction deductions or deductions from the

Separate Account. Including these deductions significantly reduces the return to the Policyowner. The rates of return only reflect the fees and expenses of the Funds. The net rates of return may show performance from the inception of the Fund which in some cases may proceed the inception date of the corresponding Subaccount.

         We may also illustrate how the actual investment experience of a Fund would affect a hypothetical policy held for specified time periods. These hypothetical will assume a certain annual premium payment (net of applicable charges) is allocated to each Subaccount. We will also assume a specified Policyowner to reflect the effects of the applicable cost of insurance and we will assume a certain guaranteed insurance amount. Generally, these hypothetical will assume that the Policy illustrated was purchased on January 1 of the applicable year.

         Return information may be useful to investors in reviewing a Subaccount's performance. However, the total return and average annual total return will fluctuate over time and the return figures for any given past period is not an indication or representation by Separate Account B of future investment experience of any Subaccount.

         At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce such Fund's expenses. Any such waiver or reimbursement would increase the corresponding Subaccount's total return, average annual total return and yield during the period of the waiver or reimbursement.

         DETERMINATION OF CURRENT AND EFFECTIVE YIELD. Separate Account B provides current yield quotations for the Cash Management Subaccount based on the underlying Fund's daily dividends. The underlying Fund declares dividends from net investment income daily and pays them monthly.

         For purposes of current yield quotations, dividends per Unit for a seven-day period are annualized (using a 365-day year basis) and divided by the average value of a Unit for the seven-day period.

         The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Cash Management Subaccount's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

         In addition to providing current yield quotations, Separate Account B provides effective yield quotations for the Cash Management Subaccount for a base period return of seven days. An effective yield quotation is determined by a formula which requires the compounding of the unannualized base period return. Compounding is computed by adding 1 to the unannualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

         The following is an example, for purposes of illustration only, of the current and effective yield calculation for the seven day period ended December 31, 2002.


         Dividends per accumulation unit from net investment income
            (seven calendar days ended December 31, 2002)
            (Base Period)..................................................   $0.000059899
         Annualized (365 day basis)*.......................................   $0.003123305
         Average value per accumulation unit for the
            seven calendar days ended December 31, 2002....................   $ 18.46973
         Annualized historical yield per accumulation unit for the
            seven calendar days ended December 31, 2002....................   0.31%
         Effective Yield**.................................................   0.31%
         Weighted average life to maturity of the
            portfolio on December 31, 2002 was 68 days

         *This represents the average of annualized net investment income per accumulation unit for the seven calendar days ended December 31, 2002.

        **Effective Yield = [(Base Period Return + 1) 365/7] - 1

         Separate Account B's Prospectus and Statement of Additional Information may be in use for a full year and, accordingly, it can be expected that yields will fluctuate substantially from the example shown above.

                                   ADVERTISING

     We prepare advertising and sales material for the Policy. Such materials may include:

     o articles and reports on variable life insurance specific to the Policy or in general.

     o  relevant indices or rankings of similar investments or funds.

     o comparisons of the Funds with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies.

     In addition, we may feature individual Funds and their managers, describe asset levels and sales volumes and refer to economic trends and investment information.

     If we use past performance of the Subaccounts or Funds to promote the Policies, the data is not indicative of the performance of the Funds or the Policy in the future or the investment experience of individual Policyowners.

                        RELEVANCE OF FINANCIAL STATEMENTS

         The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDIX I

                                    EXAMPLE A

                    FORMULA AND ILLUSTRATION FOR DETERMINING
                    THE NET INVESTMENT FACTOR OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT B

Net Investment Factor = A + B
                        -----  - D
                          C

Where:

A = The Net Asset Value of a Fund share as of the end of the current Valuation
    Period.
    Assume.......................................................................... =    $8.51000000
B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
    Assume.......................................................................... =    $0
C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.

    Assume.......................................................................... =    $8.39000000
D = The daily deduction for mortality and expense risks, which totals 0.5% on an annual basis.
    On a daily basis................................................................ =    $0.00001370

Then, the Net Investment Factor = 8.51000000 + 0
                                  --------------  - .00001370....................... =    $1.01428904
                                   8.39000000

                                    EXAMPLE B

                    FORMULA AND ILLUSTRATION FOR DETERMINING
                           UNIT VALUE OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT B

Unit Value = A x B
Where:

A = The Unit Value for the immediately preceding Valuation Period.
    Assume................................................................. =   $1.46328760
B = The Net Investment Factor for the current Valuation Period.
    Assume................................................................. =   $1.01428904

Then, the Unit Value = $1.46328760 x 1.01428904............................ =  $1.484196575

                           Financial Statements as of
                                December 31, 2002

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York



     We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 2002, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 2002, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
March 5, 2003

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2002



ASSETS
Investments at net asset value (Note 3):
  First Investors Life Series Fund...............................  $218,578,300

LIABILITIES
  Payable to First Investors Life Insurance Company..............     3,150,434
                                                                   -------------

NET ASSETS.......................................................  $215,427,866
                                                                   =============

Net assets represented by Contracts..............................  $215,427,866
                                                                   =============

                             STATEMENT OF OPERATIONS
                          Year ended December 31, 2002


INVESTMENT INCOME
  Income:
    Dividends....................................................  $  4,102,271
                                                                   -------------

       Total income..............................................     4,102,271
                                                                   -------------

  Expenses:
    Cost of insurance charges (Note 4)...........................     5,462,844
    Mortality and expense risks (Note 4).........................     1,147,047
                                                                   -------------

       Total expenses............................................     6,609,891
                                                                   -------------

NET INVESTMENT INCOME (LOSS).....................................    (2,507,620)
                                                                   -------------

UNREALIZED APPRECIATION(DEPRECIATION) ON INVESTMENTS
  Beginning of year..............................................       549,137
  End of year....................................................   (56,282,234)
                                                                   -------------

Change in unrealized depreciation on investments.................   (56,831,371)
                                                                   -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $(59,338,991)
                                                                   =============


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS

                            Years ended December 31,

                                                                               2002              2001

                                                                         --------------     ---------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income (loss)..................................     $  (2,507,620)     $   19,744,168
      Change in unrealized appreciation on investments..............       (56,831,371)        (69,662,791)
                                                                         --------------     ---------------

      Net decrease in net assets resulting from operations..........       (59,338,991)        (49,918,623)
                                                                         --------------     ---------------

    From Unit Transactions
      Net insurance premiums........................................        40,379,963          38,152,477
      Contract payments.............................................       (16,307,261)        (15,676,282)
                                                                         --------------     ---------------

      Net increase in net assets derived from unit transactions.....        24,072,702          22,476,195
                                                                         --------------     ---------------

      Net decrease in net assets....................................       (35,266,289)        (27,442,428)

Net Assets
    Beginning of year...............................................       250,694,155         278,136,583
                                                                         --------------     ---------------
    End of year.....................................................     $ 215,427,866      $  250,694,155
                                                                         ==============     ===============


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

NOTE 1 -- ORGANIZATION

     First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS

          Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

     NET ASSETS REPRESENTED BY CONTRACTS

          The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

     FEDERAL INCOME TAXES

          Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.


NOTE 3 -- INVESTMENTS

     Investments consist of the following:

                                           NET ASSET     MARKET
                                  SHARES     VALUE       VALUE          COST
                                ---------  --------- ------------   ------------
First Investors Life
  Series Fund
    Cash Management...........  1,879,238   $ 1.00   $  1,879,238   $  1,879,238
    High Yield................  3,663,727     7.40     27,112,681     38,094,445
    Growth....................  2,397,251    23.83     57,123,614     61,762,541
    Discovery.................  2,481,389    15.62     38,766,710     57,086,015
    Blue Chip.................  2,923,888    15.10     44,158,784     55,691,874
    International Securities..  2,599,159    12.50     32,490,428     39,909,332
    Focused Equity............    346,720     6.21      2,154,554      2,987,589
    Government................    245,134    10.71      2,626,392      2,517,389
    Investment Grade..........    368,360    11.57      4,261,763      3,981,707
    Value ....................    822,084     9.74      8,004,136     10,950,404
                                                     ------------   ------------
                                                     $218,578,300   $274,860,534
                                                     ============   ============


     The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.


NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

     In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 2002 was $1,147,047.

     A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 2002 cost of insurance charges amounted to $5,462,844.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


    We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
March 5, 2003

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                     ASSETS

                                                                                     DECEMBER 31, 2002            DECEMBER 31, 2001
                                                                                     -----------------            -----------------
Investments (note 2):
  Available-for-sale securities...................................................        $173,760,559                $126,116,432
  Held-to-maturity securities.....................................................           9,164,501                  29,911,175
  Short term investments..........................................................           2,652,654                  11,668,380
  Policy loans....................................................................          38,610,708                  37,565,935
                                                                                        --------------              ---------------

      Total investments...........................................................        224,188,422                  205,261,922

Cash..............................................................................          1,765,905                      431,732
Premiums and other receivables, net of allowances of
  $30,000 in 2002 and 2001........................................................          7,452,405                    8,525,943
Accrued investment income.........................................................          3,609,000                    3,654,358
Deferred policy acquisition costs (note 6)........................................         25,703,522                   25,459,948
Deferred Federal income taxes (note 7)............................................                ---                    2,110,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $952,875 in 2002 and $725,897 in 2001...........................             266,768                     234,878
Other assets......................................................................              50,359                      54,412
Separate account assets...........................................................         738,287,782                 938,019,777
                                                                                         -------------                --------------

      Total assets................................................................      $1,001,324,163              $1,183,752,970
                                                                                        ==============              ==============
                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)............................................        $144,231,437                $136,183,761
Claims and other contract liabilities.............................................          17,073,911                  17,455,294
Accounts payable and accrued liabilities..........................................           5,126,176                   5,061,302
Deferred Federal income taxes (note 7)............................................             405,000                        ---
Separate account liabilities......................................................         738,287,782                 938,019,777
                                                                                          ------------               -------------

      Total liabilities...........................................................         905,124,306               1,096,720,134
                                                                                          ------------              --------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...........................................           2,538,163                   2,538,163
Additional paid in capital........................................................           6,496,180                   6,496,180
Accumulated other comprehensive income (note 2)...................................           2,847,000                   1,889,000
Retained earnings ................................................................          84,318,514                  76,109,493
                                                                                        --------------              --------------

      Total stockholder's equity..................................................          96,199,857                  87,032,836
                                                                                        --------------              --------------

      Total liabilities and stockholder's equity..................................      $1,001,324,163              $1,183,752,970
                                                                                        ==============              ==============

See accompanying notes to financial statements.

                                               FIRST INVESTORS LIFE INSURANCE COMPANY
                                                         STATEMENT OF INCOME

                                                                        YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                                    DECEMBER 31, 2002     DECEMBER 31, 2001        DECEMBER 31, 2000
                                                                    -----------------     -----------------        -----------------


REVENUES
   Policyholder fees............................................         $ 24,615,450           $ 27,350,711          $ 29,268,741
   Premiums.....................................................            5,935,371              5,519,667             5,581,963
   Investment income (note 2)...................................           12,752,192             13,326,579            12,674,062
   Realized gain (loss) on investments..........................            1,887,986             (1,765,960)           (2,563,408)
   Other income.................................................              776,124                813,261               933,455
                                                                         ------------           ------------          -------------

      Total income..............................................           45,967,123             45,244,258            45,894,813
                                                                         ------------           ------------          -------------
BENEFITS AND EXPENSES
   Benefits and increases in contract liabilities...............           11,339,612             10,461,474            11,256,118
   Dividends to policyholders...................................            1,177,236              1,475,800             1,426,792
   Amortization of deferred acquisition costs (note 6)..........            3,424,169              3,795,790             2,205,441
   Commissions and general expenses.............................           17,489,085             17,418,638            16,666,711
                                                                         ------------           ------------          -------------
      Total benefits and expenses...............................           33,430,102             33,151,702            31,555,062
                                                                         ------------           -------------         -------------

Income before Federal income tax ...............................           12,537,021             12,092,556            14,339,751

Federal income tax (note 7):
   Current......................................................            2,307,000              4,656,000             6,145,000
   Deferred.....................................................            2,021,000               (575,000)           (1,107,000)
                                                                         ------------           ------------          ------------

                                                                            4,328,000              4,081,000             5,038,000
                                                                         ------------           ------------          ------------


Net Income......................................................         $  8,209,021           $  8,011,556          $  9,301,751
                                                                         ============           ============          =============

Income per share, based on 534,350 shares outstanding
                                                                               $15.36                 $14.99                $17.41
                                                                         ============           ============          =============

See accompanying notes to financial statements.

                                               FIRST INVESTORS LIFE INSURANCE COMPANY
                                                  STATEMENT OF STOCKHOLDER'S EQUITY

                                                                      YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                                   DECEMBER 31,2002        DECEMBER 31,2001      DECEMBER 31, 2000
                                                                   ----------------        ----------------      -----------------
Balance at beginning of year.................................       $   87,032,836           $ 77,629,280            $ 66,922,529
                                                                    --------------           ------------            ------------
Net income...................................................            8,209,021              8,011,556               9,301,751
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
   available-for-sale securities.............................              958,000              1,392,000               1,405,000
                                                                    --------------           ------------            ------------
Comprehensive income.........................................            9,167,021              9,403,556              10,706,751
                                                                    --------------           ------------            ------------

Balance at end of year.......................................       $   96,199,857           $ 87,032,836            $ 77,629,280
                                                                    ==============           ============            ============


                                                       STATEMENT OF CASH FLOWS

                                                                      YEAR ENDED             YEAR ENDED              YEAR ENDED
                                                                   DECEMBER 31, 2002      DECEMBER 31, 2001       DECEMBER 31,2000
                                                                   -----------------      -----------------       ----------------
Increase (decrease) in cash:
 Cash flows from operating activities:
      Policyholder fees received.............................       $  25,277,005           $  27,025,345           $   28,803,731
      Premiums received......................................           6,363,530               4,872,269                4,745,398
      Amounts received on policyholder accounts..............          75,588,897              93,535,909              137,957,692
      Investment income received.............................          13,663,340              13,078,850               12,603,108
      Other receipts.........................................              58,616                  43,976                   66,394
      Benefits and contract liabilities paid.................         (79,291,078)            (97,450,905)            (140,943,446)
      Commissions and general expenses paid..................         (24,509,281)            (25,255,106)             (25,778,373)
                                                                    --------------          --------------          ---------------

      Net cash provided by operating activities..............          17,151,029              15,850,338               17,454,504
                                                                    --------------          --------------          ---------------

   Cash flows from investing activities:
      Proceeds from sale of investment securities............         142,414,044              49,570,853               45,793,472
      Purchase of investment securities......................        (156,927,259)            (63,212,010)             (55,564,368)
      Purchase of furniture, equipment and other assets......            (258,868)               (435,715)                  (8,442)
      Net increase in policy loans...........................          (1,044,773)             (3,439,774)              (5,485,776)
      Investment in Separate Account ........................                 ---                 637,797                       ---
                                                                    --------------          --------------

      Net cash used for investing activities.................         (15,816,856)            (16,878,849)             (15,265,114)
                                                                    --------------          --------------          ---------------

      Net increase (decrease) in cash........................           1,334,173              (1,028,511)               2,189,390

Cash
   Beginning of year ........................................             431,732               1,460,243                 (729,147)
                                                                    --------------          --------------          ---------------
   End of year ..............................................       $   1,765,905           $     431,732           $    1,460,243
                                                                    ==============          ==============          ===============

The Company paid Federal income taxes of $3,457,000 in 2002, $4,635,000 in 2001 and $6,244,000 in 2000.

See accompanying notes to financial statements.


                                               FIRST INVESTORS LIFE INSURANCE COMPANY
                                                       STATEMENT OF CASH FLOWS


                                                                      YEAR ENDED             YEAR ENDED              YEAR ENDED
                                                                   DECEMBER 31, 2002      DECEMBER 31, 2001       DECEMBER 31, 2000
                                                                   -----------------      -----------------       -----------------
Reconciliation of net income to net cash
  provided by operating activities:

      Net income.................................................       $  8,209,021         $  8,011,556          $  9,301,751

      Adjustments to reconcile  net income to net cash
            provided by operating activities:
         Depreciation and amortization...........................            235,067              232,487                50,936
         Amortization of deferred policy acquisition costs.......          3,424,169            3,795,790             2,205,441
         Realized investment (gains) losses......................         (1,887,986)           1,765,960             2,563,408
         Amortization of premiums and discounts on
            investments..........................................            865,790               24,373               106,356
         Deferred Federal income taxes...........................          2,021,000             (575,000)           (1,107,000)
         Other items not requiring cash - net....................             23,184              (32,256)             (119,761)

      (Increase) decrease in:
         Premiums and other receivables, net.....................            404,038             (873,599)             (591,148)
         Accrued investment income...............................             45,358             (272,102)             (177,306)
         Deferred policy acquisition costs, exclusive
            of amortization......................................         (3,915,743)          (3,410,163)           (4,222,439)
         Other assets............................................             (4,036)              23,903                23,903

      Increase (decrease) in:
         Policyholder account balances...........................          8,047,676            5,444,272             7,062,393
         Claims and other contract liabilities...................           (381,383)           1,646,546               938,352
         Accounts payable and accrued liabilities................             64,874               68,571             1,419,618
                                                                        -------------        ------------          ------------

                                                                        $ 17,151,029         $ 15,850,338          $ 17,454,504
                                                                        ============         ============          ============

See accompanying notes to financial statements.


                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

           The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

           (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

           (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

           (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

           (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

           (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

           (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

           (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

           (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

           HELD-TO-MATURITY SECURITIES
               Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

           AVAILABLE-FOR-SALE SECURITIES
               Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

           Short  term   investments   are   reported  at  market   value  which
approximates cost.

           Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                                     YEAR ENDED             YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31,2002       DECEMBER 31, 2001       DECEMBER 31,2000
                                                                  ----------------       -----------------       ----------------
Interest on fixed maturities......................................    $ 10,753,958           $ 11,373,657          $ 10,914,271
Interest on short term investments................................         134,314                150,678               219,257
Interest on policy loans..........................................       2,309,892              2,256,159             2,000,767
                                                                      ------------           ------------          ------------

      Total investment income.....................................      13,198,164             13,780,494            13,134,295
      Investment expense..........................................         445,972                453,915               460,233
                                                                      ------------           ------------         -------------

Net investment income.............................................    $ 12,752,192           $ 13,326,579          $ 12,674,062
                                                                      ============           ============          ============

                                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                              NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The amortized cost and estimated market values of investments at December 31, 2002 and 2001 are as follows:

                                                                                  GROSS               GROSS             ESTIMATED
                                                           AMORTIZED            UNREALIZED          UNREALIZED            MARKET
                                                             COST                 GAINS               LOSSES              VALUE
                                                           ------------------------------------------------------------------------
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 2002
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies....................................     $  82,586,017         $ 1,774,617        $      84,844       $  84,275,790
  Corporate Debt Securities.........................        75,989,981           4,210,240            1,300,130          78,900,091
  Other Debt Securities ............................        10,140,153             629,480              184,955          10,584,678
                                                         -------------         -----------        -------------       -------------
                                                         $ 168,716,151         $ 6,614,337        $   1,569,929       $ 173,760,559
                                                         =============         ===========        =============       =============

DECEMBER 31,2001
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies....................................     $  38,440,902         $ 1,012,067        $     202,384       $  39,250,585
  Corporate Debt Securities.........................        75,935,457           2,893,128            1,109,192          77,719,393
  Other Debt Securities ............................         8,910,665             269,785               33,996           9,146,454
                                                         -------------         -----------        -------------       -------------
                                                         $ 123,287,024         $ 4,174,980        $   1,345,572       $ 126,116,432
                                                         =============         ===========        =============       =============


    At December 31, 2002 and 2001, the Company had "Unrealized Holding Gains on Available-For-Sale Securities" of $2,847,000 and $1,889,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $958,000, $1,392,000 and $1,405,000 for 2002, 2001 and 2000, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $165,592 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.

HELD-TO-MATURITY SECURITIES
DECEMBER 31,2002
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies*...................................     $  3,549,740          $  282,737         $       --          $ 3,832,477
  Corporate Debt Securities.........................        2,394,938             136,366                 --            2,531,304
  Other Debt Securities.............................        3,219,823              61,235            125,499            3,155,559
                                                        -------------          ----------         ----------         ------------
                                                         $  9,164,501          $  480,338         $  125,499          $ 9,519,340
                                                         ============          ==========         ==========         ============
DECEMBER 31,2001
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies*...................................     $  3,334,716          $  103,450         $       --          $ 3,438,166
  Debt Securities issued by
    States of the U.S...............................       15,520,095             188,193            300,093           15,408,195
  Corporate Debt Securities.........................        6,031,559             107,506            397,041            5,742,024
  Other Debt Securities.............................        5,024,805             120,091            500,523            4,644,373
                                                         ------------          ----------          ---------          -----------
                                                         $ 29,911,175          $  519,240         $1,197,657          $29,232,758
                                                         ============          ==========         ==========          ===========

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       The amortized cost and estimated market value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                 HELD TO MATURITY                      AVAILABLE FOR SALE
                                                       --------------------------------------------------------------------------
                                                         AMORTIZED           ESTIMATED            AMORTIZED          ESTIMATED
                                                           COST             MARKET VALUE            COST            MARKET VALUE
                                                       --------------------------------------------------------------------------
Due in one year or less...........................      $    100,000         $   100,000       $   3,165,699        $   3,185,975
Due after one year through five years.............           518,896             557,090          19,917,090           20,974,346
Due after five years through ten years............         3,040,844           3,285,387          69,117,759           72,153,347
Due after ten years...............................         5,504,761           5,576,863          76,515,603           77,446,891
                                                        ------------         -----------       -------------        -------------
                                                        $  9,164,501         $ 9,519,340       $ 168,716,151        $ 173,760,559
                                                        ============         ===========       =============        =============

       Proceeds from sales of investments in fixed maturities were $132,752,001, $49,570,853 and $45,793,472 in 2002, 2001 and 2000, respectively. Gross gains of
$4,572,382 and gross losses of $2,684,396 were realized on those sales in 2002. Gross gains of $1,091,886 and gross losses of $2,857,846 were realized on those sales in 2001. Gross gains of $69,541 and gross losses of $2,632,949 were realized on those sales in 2000.

       (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

             TRADITIONAL ORDINARY LIFE AND HEALTH

                   Revenues  from  the  traditional   life  insurance   policies
             represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

             UNIVERSAL LIFE AND VARIABLE LIFE

                   Revenues  from  universal  life and  variable  life  policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                   Policyholder  account  balances on universal  life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

             ANNUITIES

                   Revenues from annuity  contracts  represent  amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

       (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- Fair Value of Financial Instruments

       The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

       The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- RETIREMENT PLANS

       The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2002, 2001 and 2000, the Company charged operations approximately $102,000, $95,000 and $86,000 respectively for its portion of the contribution.

       The Company also has a non-qualified deferred compensation arrangement for the benefit of its sales agents. The plan provides for contributions based upon commission on first-year premiums. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $389,000 in 2002, $442,000 in 2001 and $505,000 in 2000. The accrued liability of approximately $4,054,000 in 2002 and $4,015,000 in 2001 was sufficient to cover the value of benefits provided by the plan.

       In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

       The Company has agreements with affiliates and non-affiliates as follows:

       (a) The  Company's  maximum  retention on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 19%, 14% and 10% of its net life insurance in force at December 31, 2002, 2001 and 2000. The Company also had assumed reinsurance amounting to approximately 22%, 23% and 18% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2002, 2001 and 2000, the Company paid approximately $2,002,000, $1,959,000 and $1,723,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $7,884,000 in 2002, $9,307,000 in 2001,and $11,644,000 in 2000 for commissions relating to the sale of its products.

            The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $95,000 at December 31, 2002 and $385,000 at December 31, 2001.

       (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2002, 2001 and 2000 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                               NET INCOME                       CAPITAL SHARES AND SURPLUS
                                                          YEAR ENDED DECEMBER 31                      AT DECEMBER 31
                                                         -----------------------                --------------------------
                                                    2002         2001           2000           2002          2001          2000
                                                ----------   -----------    -----------    -----------   -----------   -----------
Reported on a statutory basis.................  $4,712,424    $7,163,125     $8,620,143    $68,313,390   $61,112,480   $54,107,766
                                                ----------    ----------     ----------    -----------   -----------   -----------

Adjustments:
   Deferred policy acquisition costs (b)......     491,574      (385,627)     2,016,998     25,703,522    25,459,948    26,231,575
   Future policy benefits (a).................   3,235,866     1,186,817     (1,461,925)    (2,200,627)   (5,436,493)   (6,623,309)
   Deferred income taxes......................  (2,021,000)      575,000      1,107,000       (405,000)    2,110,000     2,250,000
   Premiums due and deferred (e)..............    (156,059)      (53,742)        49,423     (1,246,855)   (1,090,796)   (1,037,054)
   Cost of collection and other statutory
      liabilities.............................      38,236        14,222          8,614         86,718        48,483        34,261
   Non-admitted assets........................          --            --             --        382,949       412,652       195,745
   Asset valuation reserve....................          --            --             --        355,760       906,562     1,453,296
   Interest maintenance reserve...............      (6,276)       90,946        (31,180)            --            --            --
   Gross unrealized holding gains (losses) on
      available-for-sale securities.........            --            --             --      5,210,000     3,510,000     1,017,000
   Net realized capital gains (losses)........   2,935,515      (860,058)    (1,525,826)            --            --            --
   Other......................................  (1,021,259)      280,873        518,504             --            --            --
                                                ----------    ----------     ----------    -----------   -----------   -----------
                                                 3,496,597       848,431        681,608     27,886,467    25,920,356    23,521,514
                                                ----------    ----------     ----------    -----------   -----------   -----------

In accordance with generally accepted
   accounting principles......................   $8,209,021   $8,011,556     $9,301,751    $96,199,857   $87,032,836   $77,629,280
                                                 ==========   ==========     ==========    ===========   ===========   ===========

Per share, based on 534,350 shares
   outstanding................................      $15.36      $14.99          $17.41       $180.03      $162.88        $145.28
                                                    ======      ======          ======       =======      =======        =======


                     FIRST INVESTORS LIFE INSURANCE COMPANY

       The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

       (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

            DISTRIBUTION OF LIABILITIES*                                   BASIS OF ASSUMPTIONS
------------------------------------------------------------------------------------------------------
                                    YEARS
      2002             2001         OF ISSUE         INTEREST                       MORTALITY TABLE         WITHDRAWAL
     -------         --------       --------         --------        ------------------------------------   ----------
Non-par:
    $1,050,175     $1,146,445    1962-1967            4 1/2%         1955-60 Basic Select plus Ultimate     Linton B
     4,034,846      4,355,685    1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate     Linton B
       626,320      1,112,078    1984-1988            7 1/2%         85% of 1965-70 Basic Select            Modified
                                                                      plus Ultimate                         Linton B
       171,877        156,432    1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate     Linton B
       109,772        141,041    1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate     Actual
        17,945         19,825    1989-Present         8%             1975-80 Basic Select plus Ultimate     Actual
    37,562,069     35,494,377    1985-Present         6%             Accumulation of Funds                  --

Par:
       153,183        188,370    1966-1967            4 1/2%         1955-60 Basic Select plus Ultimate     Linton A
    12,757,214     12,871,033    1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate     Linton A
     1,097,596      1,049,448    1981-1984            7 1/4%         90% of 1965-70 Basic Select
                                                                      plus Ultimate                         Linton B
     5,049,357      4,912,323    1983-1988            9 1/2%         80% of 1965-70 Basic Select
                                                                      plus Ultimate                         Linton B
    23,431,616     22,102,459    1990-Present         8%             66% of 1975-80 Basic Select
                                                                      plus Ultimate                         Linton B

Annuities:
    17,548,718     14,060,836    1976-Present         5 1/2%         Accumulation of Funds                  --

Miscellaneous:
    41,399,672     39,306,944    1962-Present         2 1/2%-3 1/2%  1958-CSO                               None

---------------

* The above amounts are before deduction of deferred premiums of $778,923 in 2002 and $733,535 in 2001.

       (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $3,424,169 in 2002, $3,795,790 in 2001 and $2,205,441 in 2000
was charged to operations.

       (c) Participating business represented 4.6% and 5.0% of individual life insurance in force at December 31, 2002 and 2001, respectively.

       The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

       The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

       (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $59,278,998, $51,328,038 and $44,323,384 at December 31, 2002, 2001 and 2000, respectively.

       (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

       The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

       Retained earnings at December 31, 2002 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

       Deferred tax liabilities (assets) are comprised of the following:

                                                                                       2002                 2001
                                                                                   --------------      ----------------
Policyholder dividend provision.............................................       $    (403,527)      $      (510,078)
Non-qualified agents' pension plan reserve..................................          (1,539,459)           (1,539,800)
Deferred policy acquisition costs...........................................           3,937,845             3,761,628
Future policy benefits......................................................          (2,048,250)           (3,084,961)
Bond discount...............................................................              44,790                99,089
Unrealized holding gains on Available-For-Sale Securities...................           1,466,000               972,000
Capital loss carryover......................................................            (870,138)           (1,574,967)
Other.......................................................................            (182,261)             (232,911)
                                                                                   --------------      ----------------
                                                                                   $     405,000       $    (2,110,000)
                                                                                   ==============      ================

       FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE
                                   ACCOUNT B

                            PART C: OTHER INFORMATION

ITEM 27.        EXHIBITS

                (a) Resolution of the Board of Directors of First Investors Life Insurance Company creating Separate Account B. /1/

                (b)    Not applicable.

                (c)    Underwriting or Distribution Contracts:

                         (1)  Underwriting  Agreement  between First Investors
                              Life  Insurance   Company  and  First  Investors
                              Corporation. /1/

                         (2) Specimen Variable Life Dealer Agreement between First Investors Corporation and dealers. /1/

                         (3)  Commission Schedule. /1/

                (d) Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B./1/

                (e)    Form of application used with Life Policies /1/

                (f)    (1) Declaration of Intention and Charter of First
                           Investors Life Insurance Company. /1/

                             (i)   Certificate of Amendment. /1/
                             (ii)  Certificate of Amendment. /1/
                             (iii) Certificate  of Amendment. /1/
                             (iv)  Certificate of Amendment. /1/

                       (2) By-laws of First Investors Life Insurance Company./1/

                (g)    Reinsurance agreement. /4/

                (h)    Not applicable.

                (i)    Not applicable.

                (j)    Not applicable.

                (k) Opinion of and consent of Hawkins, Delafield & Wood, counsel to First Investors Life Insurance Company. /2/

                       (l) (1) Opinion of Victoria L. Pickering, F.S.A.,
                           M.A.A.A., consulting actuary to First Investors Life Insurance Company regarding illustrations /2/

                       (2) Opinion of Paul Stan Walker, F.S.A., M.A.A.A.,
                           consulting actuary to First Investors Life
                           Insurance Company. /2/

                (m) Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.

                (n) Consent of Independent Certified Public Accounts-Tait, Weller & Baker. /5/

                (o)    Not applicable.

                (p)    Not applicable.

                (q) The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) of the 1940 Act with respect to procedures for surrender as disclosed in the prospectus.

                (r)    Powers of Attorney for Signatories /1//3//5/

------------------
        /1/ Previously filed on May 19, 1997 in Post Effective Amendment No. 17 to the Registrant's Registration Statement on Form S-6.
                Including powers of attorney for Ms. Head and Messrs. Head, Gaebler, Baris, Hodes, Dallas, Ream, Schaenan and Sullivan.

        /2/ Previously filed on April 28, 1998 in Post Effective Amendment No. 18 to the Registrant's Registration Statement on Form S-6.

        /3/ Previously filed on April 10, 2002 in Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form S-6. Including powers of attorney for Ms. Kruzan and Messrs. Lyons and Wagner.

        /4/ Previously filed on February 28, 2003 in Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-6.

        /5/     Filed herewith.

ITEM 28.        DIRECTORS AND OFFICERS OF THE DEPOSITOR


The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005):

                                         Position and Office
Name and Principal                       with First Investors
Business Address                         Life Insurance Company
------------------                       ----------------------

Lawrence M. Falcon                       Senior Vice President and Comptroller

Richard H. Gaebler                       Director

Jay G. Baris                             Director
Kramer Levin Naftalis & Frankel
919 Third Avenue
New York, NY  10022

William H. Drinkwater                    President and Director

Scott Hodes                              Director
Ross & Hardies
150 North Michigan Avenue

Chicago, Il 60601

Glenn O. Head                            Chairman and Director

Glenn T. Dallas                          Director
21 Eagle Nest Road
Morristown, NJ 07960

Carol Lerner Brown                       Secretary

Jackson Ream Director
(Retired)

Nelson Schaenen Jr.                      Director
(Retired)

Jane W. Kruzan                           Director

John T. Sullivan                         Director

Kathryn S. Head                          Director
581 Main Street
Woodbridge, NJ  07095

Robert M. Flanagan                       Vice President

                                         Position and Office
Name and Principal                       with First Investors
Business Address                         Life Insurance Company
------------------                       ----------------------

Ada M. Suchow                            Vice President and Assistant Secretary

William M. Lipkus                        Vice President and Chief Financial
581 Main Street                          Officer
Woodbridge, NJ 07095

Martin A. Smith                          Vice President

James E. Berg                            Vice President

Clark D. Wagner                          Director

Karen T. Slattery                        Assistant Vice President

Leanne Russo                             Assistant Vice President

Joseph Rao                               Chief Actuary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

         There are no persons directly or indirectly controlled by or under common control with the Registrant. The Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor. Set forth below are all persons controlled by or under common control with First Investors Life Insurance Company:

         ROUTE 33 REALTY CORPORATION (New Jersey). Ownership: 100% owned by First Investors Life Insurance Company; Principal Business: Real Estate; Subsidiary of First Investors Life Insurance Company.

         FIRST INVESTORS CONSOLIDATED CORPORATION (FICC) (Delaware).  Ownership:
         Glenn O. Head is the controlling person of the voting stock;  Principal
         Business: Holding Company; Parent of First Investors Life Insurance Company.

         ADMINISTRATIVE DATA MANAGEMENT CORP. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS ASSET MANAGEMENT COMPANY,  INC. (Delaware).  Ownership:
         100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS LEVERAGE CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS MANAGEMENT COMPANY, INC. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS REALTY COMPANY, INC. (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS RESOURCES, INC. (Delaware). Ownership: 100% owned by FICC; Principal Business: Commodity Pool Operator; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS FEDERAL SAVINGS BANK (New Jersey). Ownership: 100% owned by FICC, except Directors Qualifying Shares; Principal Business:
         Savings and Loan; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS CREDIT CORPORATION (New Jersey). Ownership: 100% owned by FIFSB; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

         N.A.K. REALTY CORPORATION (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

         REAL PROPERTY DEVELOPMENT CORPORATION (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

         FIRST INVESTORS CREDIT FUNDING CORPORATION (New York). Ownership: 100% owned by FICC; Principal Business: Sells commercial paper; Affiliate of First Investors Life Insurance Company.

         SCHOOL OF FINANCIAL MANAGEMENT SERVICES, INC. (Ohio).  Ownership:  100%
         owned  by  FICC;   Principal  Business:   Tuition  assistance  program;
         Affiliate of First Investors Life Insurance Company.

ITEM 30.        INDEMNIFICATION

         ARTICLE XIV OF THE BY-LAWS OF FIRST INVESTORS LIFE INSURANCE COMPANY PROVIDES AS FOLLOWS:

         "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by
         Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

         REFERENCE IS HEREBY MADE TO THE NEW YORK BUSINESS CORPORATION LAW, SECTIONS 721 THROUGH 726.

         The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily occurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

         A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life and FIC pursuant to the foregoing provisions, or otherwise, First Investors Life and FIC has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life and FIC of expenses incurred or paid by a director, officer or controlling person of the First Investors Life and FIC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Investors Life and FIC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.        PRINCIPAL UNDERWRITERS

         (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                Executive Investors Trust
                First Investors Cash Management Fund, Inc.
                First Investors Fund For Income, Inc.
                First Investors Global Fund, Inc.
                First Investors Government Fund, Inc.
                First Investors Insured Tax Exempt Fund, Inc.
                First Investors Multi-State Insured Tax Free Fund
                First Investors New York Insured Tax Free Fund, Inc. First Investors Series Fund
                First Investors Series Fund II, Inc.
                First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund
                First Investors Life Variable Annuity Fund A
                First Investors Life Variable Annuity Fund D
                First Investors Life Variable Annuity Fund C

                First Investors Corporation is Sponsor of:

                First Investors Single Payment and Periodic Payment Plans I for Investment in First Investors Global Fund, Inc.

                First Investors Single Payment and Periodic Payment Plans II for Investment in First Investors Global Fund, Inc.

                First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc.

                First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc.

                First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc.

                First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.

                First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Insured Tax Exempt Fund, Inc.


         (b) The following persons are the officers and directors of First Investors Corporation: (The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.)

                                         Position and
      Name and Principal                 Office with First
      Business Address                   Investors Corporation
      ------------------                 ---------------------

      Glenn O. Head                      Chairman of the Board and Director

      Kathryn S. Head                    Vice President and Director

      Lawrence A. Fauci                  Director

      Larry R. Lavoie                    Director, Secretary and General Counsel

      John T. Sullivan                   Director

      Marvin M. Hecker                   Executive Vice President

      Frederick Miller                   Senior Vice President

      Robert Flanagan                    President

      William M. Lipkus                  Chief Financial Officer and Treasurer

      Name and Principal                 Office with First
      Business Address                   Investors Corporation
      ------------------                 ---------------------

      Anne Condon                        Vice President

      Elizabeth Reilly                   Vice President

      Matthew Smith                      Vice President

      Concetta Durso                     Assistant Vice President and Assistant
                                         Secretary

      Randy Pagan                        Assistant Vice President

      Mark Segal                         Assistant Vice President

      Carol Lerner Brown                 Assistant Secretary


          (c)   Not Applicable.

ITEM 32.     LOCATION OF ACCOUNTS AND RECORDS

         Most accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at 95 Wall Street, New York, New York 10005.

ITEM 33.     MANAGEMENT SERVICES

         Not applicable.

ITEM 34.     FEE REPRESENTATION

         Registrant hereby makes the following undertakings:

         Representation Regarding  Reasonableness  of Aggregate  Policy Fees and
                  Charges Pursuant to Section 26(a)(e)(2)(A) of the Investment Company Act of 1940.

         First Investors Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policy. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policy includes innovative features and the regulatory standards for exemptive relief under the 1940 Act used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to the Policy or prospectus, or otherwise.

                                   SIGNATURES


As required by the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Amendment to be signed on its behalf, in the City of New York, State of New York, on the 29th day of April 2003.


                                 FIRST INVESTORS LIFE LEVEL PREMIUM
                                 INSURANCE SEPARATE ACCOUNT B
                                 (Registrant)

                                 BY: FIRST INVESTORS LIFE INSURANCE COMPANY
                                        /s/ (Depositor)
                                        (On behalf of the Registrant and itself)

                                  By: /s/ WILLIAM H. DRINKWATER
                                      -------------------------
                                      William H. Drinkwater
                                      President

         As  required  by  the  1933  Act,   this   Amendment  to   Registrant's
Registration Statement has been signed by the following officers and directors of the Depositor in the capacities and on the dates indicated:

         SIGNATURE                   TITLE                        DATE
         ---------                   -----                        ----

/s/ WILLIAM H. DRINKWATER      President                         April 29, 2003
---------------------------    and Director
    William H. Drinkwater

/s/ WILLIAM M. LIPKUS          Vice President and                April 29, 2003
---------------------------    Chief Financial Officer
    William M. Lipkus

/s/ LAWRENCE M. FALCON         Senior Vice President and         April 29, 2003
---------------------------    Comptroller
    Lawrence M. Falcon

/s/ GLENN O. HEAD*             Chairman and Director             April 29, 2003
---------------------------
    Glenn O. Head

/s/ RICHARD H. GAEBLER*        Director                          April 29, 2003
---------------------------
    Richard H. Gaebler

/s/ JAY G. BARIS*              Director                          April 29, 2003
---------------------------
    Jay G. Baris

/s/ SCOTT HODES*               Director                          April 29, 2003
---------------------------
    Scott Hodes

         SIGNATURE                           TITLE               DATE
         ---------                           -----               ----

/s/ GLENN T. DALLAS*                   Director                 April 29, 2003
---------------------------
    Glenn T. Dallas

/s/ JACKSON REAM*                      Director                 April 29, 2003
---------------------------
    Jackson Ream

/s/ NELSON SCHAENEN JR.*               Director                 April 29, 2003
---------------------------
    Nelson Schaenen Jr.

/s/ JANE W. KRUZAN*                    Director                 April 29, 2003
---------------------------
    Jane W. Kruzan

/s/ JOHN T. SULLIVAN*                  Director                 April 29, 2003
---------------------------
    John T. Sullivan

/s/ KATHRYN S. HEAD*                   Director                 April 29, 2003
---------------------------
    Kathryn S. Head

/s/ CLARK D. WAGNER*                   Director                 April 29, 2003
---------------------------
    Clark D. Wagner

*  By: /s/ WILLIAM H. DRINKWATER
       -------------------------
       William H. Drinkwater
       (Attorney-in-Fact)

BOARD OF DIRECTORS
FIRST INVESTORS LIFE INSURANCE COMPANY
95 WALL STREET
NEW YORK, NY  10005


         We hereby consent to the use in Post-Effective Amendment No. 25 to the Registration Statement on Form S-6 (File No. 2-98410) of our report dated March 5, 2003 relating to the December 31, 2002 financial statements of First Investors Life Level Premium Variable Life Insurance (Separate Account B) and our report dated March 5, 2003 relating to the December 31, 2002 financial statements of First Investors Life Insurance Company, which are included in said Registration Statement.




                                                 TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 23, 2003